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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     June 5, 2003
                                                     ------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




                 Delaware                 0-12255              48-0948788
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      (State or other jurisdiction      (Commission          (IRS Employer
           of incorporation)            File Number)      Identification No.)




                10990 Roe Avenue, Overland Park, Kansas   66211
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)



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Item 9.  Regulation FD Disclosure

Yellow Corporation (NASDAQ: YELL) today reconfirmed previously-provided second quarter guidance and full year 2003 earnings per share guidance.

"Our pricing and volume experience and expectations for the second quarter are consistent with our earlier guidance," said Bill Zollars, Chairman, President and CEO of Yellow Corporation. "We are also comfortable with our full year guidance of $2.25 to $2.35 per share."




This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "intend," and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), labor relations, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, changes in and customer acceptance of new technology and a downturn in general or regional economic activity.


Information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             YELLOW CORPORATION
                                      ----------------------------------
                                                (Registrant)

Date:    June 5, 2003                 By: /s/ Donald G. Barger, Jr.
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                                      Donald G. Barger, Jr.
                                      Senior Vice President and
                                      Chief Financial Officer